UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2008

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association) appointed David C. Hisey as Executive Vice President and Chief Financial Officer, and Peter S. Niculescu as Executive Vice President and Chief Business Officer. Mr. Hisey succeeds Stephen M. Swad, who has resigned as the company’s Executive Vice President and Chief Financial Officer. Mr. Niculescu succeeds Robert Levin following Mr. Levin’s announcement of his intention to retire from the company early in 2009. During a transition period, Mr. Swad and Mr. Levin will remain with the company as senior advisors at their current compensation.

David Hisey, age 48, had been serving as Fannie Mae’s Senior Vice President and Controller since February 1, 2005. Mr. Hisey previously had served as Fannie Mae’s Senior Vice President, Financial Controls and Operations, since January 3, 2005. Prior to joining Fannie Mae, Mr. Hisey was Corporate Vice President of Financial Services Consulting, Managing Director and practice leader of the Lending and Leasing Group of BearingPoint, Inc., a management consulting and systems integration company. Prior to joining BearingPoint in 2000, Mr. Hisey was a partner with KPMG, LLP. Mr. Hisey, who will continue to function as the company’s principal accounting officer, is a certified public accountant.

Peter S. Niculescu, age 48, had been serving as Fannie Mae’s Executive Vice President – Capital Markets since November 2002. Prior to that time, Mr. Niculescu served as Senior Vice President – Portfolio Strategy for Fannie Mae, beginning in March 1999.

The terms of new compensation or severance arrangements, if any, for these executives have not yet been determined.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing these and other management changes is attached as Exhibit 99.1 to this report and incorporated herein by reference. The exhibit submitted herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit index filed herewith is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

August 27, 2008	By:	Beth A. Wilkinson

Name: Beth A. Wilkinson
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	August 27, 2008 News Release Announcing Management Restructuring